UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: November 7, 2008

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51549

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release issued on November 7, 2008 and furnished as Exhibit 99.1 to this Current Report on Form 8-K is incorporated herein by reference.

On the morning of November 10, subsequent to the November 7, 2008 press release, the Company has engaged in discussions with the other parties to the Conglomerate Mesa lease agreement with respect to its status. To date, discussions are ongoing and no conclusion has been reached with regard to the termination of the agreement.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press Release issued by Timberline Resources Corporation dated November 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
By:	/s/ Randal Hardy
Randal Hardy Chief Executive Officer, Chief Financial Officer and Director

Date: November 10, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Timberline Resources Corporation dated November 7, 2008.